FOR IMMEDIATE RELEASE

Tower International Reports Solid Third Quarter,

Increases 2013 Adjusted EPS Outlook, and

Highlights 2014 EPS and Free Cash Flow Tail-winds

LIVONIA, Mich., October 30, 2013 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered structural metal components and assemblies, today announced third quarter 2013 results and updated its outlook.

•	Revenue for the third quarter was $495 million, up 1 percent from $492 million in the third quarter 2012.

•	Adjusted EBITDA for the quarter was $48.4 million, up 8 percent from $44.7 million a year ago. Unfavorable volume and mix outside of North America was more than offset by favorable net cost performance. This reflected good overall operating performance and some favorable period benefits.

•	Net income of $3.3 million in the third quarter 2013 compared with a net loss of $4.0 million a year ago. As detailed below, this year’s third quarter included certain items, primarily one-time charges related to re-financing, that adversely impacted results by $6.8 million. Excluding these items and comparable items in the third quarter of 2012, diluted adjusted earnings were $0.48 per share, up substantially from $0.01 per share a year ago.

•	Free cash flow was positive $21 million in the quarter and is positive for the first nine months of the year.

•	For full year 2013, Tower is increasing its outlook for diluted adjusted earnings per share by 35 cents or 18%, to $2.25 per share. The improvement reflects in part interest savings from a re-financing in the third quarter and a more favorable geographic mix of earnings. Revenue is now projected at $2.1 billion; $15 million lower than the prior outlook, reflecting modest adjustments in Brazil and China. The outlook for Adjusted EBITDA is affirmed at $210 million, as is projected positive free cash flow of $25-$30 million for the full year.

“With consistently good operating execution and lower interest cost, we’re pleased to deliver on our projections for positive free cash flow,” said President and CEO Mark Malcolm. “Other things being equal, we can also now look forward to some meaningful favorable tail-winds in 2014, with the already accomplished re-financing actions boosting next year’s adjusted earnings per share by about 45 cents and free cash flow by about $15 million, compared with the partial-year savings achieved in 2013.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its third quarter 2013 results and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #88939581. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “free cash flow”, “net debt”, and “diluted adjusted earnings per share” (or “EPS”). We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Free cash flow is defined as net cash provided by or used in operating activities less cash disbursed for purchases of property, plant and equipment. Net debt is defined as total debt less cash and cash equivalents. Diluted adjusted earnings per share exclude the impact of certain items as described in the reconciliations provided in this press release that are included in our net income / (loss). We use Adjusted EBITDA and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. We believe these items as well as the non-GAAP financial measures of net debt and diluted adjusted income / (loss) per share are useful to investors as they provide an additional tool for investors to use in evaluating operating results and trends, and in comparing our financial results with other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented are not measures of performance under GAAP and should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry. In addition, certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, Adjusted EBITDA, free cash flow and diluted adjusted earnings per share and statements regarding future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerautomotive.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Revenues	$495,197	$492,127	$1,585,215	$1,576,770
Cost of sales	439,222	438,799	1,401,713	1,396,482
Gross profit	55,975	53,328	183,502	180,288
Selling, general, and administrative expenses	31,290	32,254	98,235	101,251
Amortization expense	646	1,120	2,134	3,439
Restructuring and asset impairment charges, net	1,575	3,186	18,906	7,953
Operating income	22,464	16,768	64,227	67,645
Interest expense	9,410	13,530	44,375	41,249
Interest income	283	358	898	831
Other expense	7,490	-	48,418	-
Income / (loss) before provision for income taxes and equity in loss of joint venture	5,847	3,596	(27,668)	27,227
Provision for income taxes	1,423	3,047	8,557	17,713
Equity in loss of joint venture, net of tax	(208)	-	(373)	-
Income / (loss) from continuing operations	4,216	549	(36,598)	9,514
Loss from discontinued operations, net of tax	-	(2,931)	-	(578)
Net income / (loss)	4,216	(2,382)	(36,598)	8,936
Less: Net income attributable to the noncontrolling interests	898	1,593	2,647	4,627
Net income / (loss) attributable to Tower International, Inc.	$3,318	$(3,975)	$(39,245)	$4,309

Weighted average common shares outstanding
Basic	20,449,920	20,246,797	20,358,641	20,098,355
Diluted	21,106,471	20,246,797	20,358,641	20,533,788

Basic income / (loss) per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$0.16	$(0.05)	$(1.93)	$0.24
Loss per share from discontinued operations	-	(0.15)	-	(0.03)
Income / (loss) per share	0.16	(0.20)	(1.93)	0.21

Diluted income / (loss) per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$0.16	$(0.05)	$(1.93)	$0.24
Loss per share from discontinued operations	-	(0.15)	-	(0.03)
Income / (loss) per share	0.16	(0.20)	(1.93)	0.21

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data - unaudited)

	September 30, 2013	December 31, 2012

ASSETS
Cash and cash equivalents	$106,348	$113,943
Accounts receivable, net of allowance of $2,294 and $4,105	331,898	266,138
Inventories	81,682	81,336
Deferred tax asset - current	7,901	10,447
Prepaid tooling, notes receivable, and other	77,278	96,349
Total current assets	605,107	568,213

Property, plant, and equipment, net	529,176	573,148
Goodwill	66,118	64,793
Investment in joint venture	7,975	-
Deferred tax asset - non-current	2,851	3,149
Other assets, net	27,891	28,819
Total assets	$1,239,118	$1,238,122

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$69,428	$74,605
Accounts payable	309,898	264,897
Accrued liabilities	120,962	134,664
Total current liabilities	500,288	474,166

Long-term debt, net of current maturities	451,790	411,590
Obligations under capital leases, net of current maturities	10,154	10,783
Deferred tax liability - non-current	10,003	13,021
Pension liability	87,426	100,780
Other non-current liabilities	83,173	86,908
Total non-current liabilities	642,546	623,082
Total liabilities	1,142,834	1,097,248

Stockholders' Equity:
Tower International, Inc.'s stockholders' equity
Common stock, $0.01 par value, 350,000,000 authorized, 21,074,337 issued and 20,467,947 outstanding at September 30, 2013 and 20,830,425 issued and 20,247,134 outstanding at December 31, 2012	211	208
Additional paid in capital	326,759	321,032
Treasury stock, at cost, 606,390 shares as of September 30, 2013 and 583,291 shares as of December 31, 2012	(8,594)	(8,297)
Accumulated deficit	(276,457)	(237,212)
Accumulated other comprehensive loss	(8,477)	(12,484)
Total Tower International, Inc.'s stockholders' equity	33,442	63,247
Noncontrolling interests in subsidiaries	62,842	77,627
Total stockholders' equity	96,284	140,874

Total liabilities and stockholders' equity	$1,239,118	$1,238,122

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Nine Months Ended September 30,
	2013	2012

OPERATING ACTIVITIES:
Net income / (loss)	$(36,598)	$8,936
Add: Loss from discontinued operations, net of tax	-	(578)
Income / (loss) from continuing operations	(36,598)	9,514

Adjustments required to reconcile income / (loss) from continuing operations to net cash provided by operating activities:
Non-cash restructuring and asset impairments, net	11,006	-
Premium on notes redemption and other fees	48,418	-
Deferred income tax provision	373	12,590
Depreciation and amortization	70,933	68,213
Non-cash share-based compensation	3,660	8,485
Pension expense / (income), net of contributions	(13,354)	(15,949)
Change in working capital and other operating items	(34,669)	(45,076)
Net cash provided by continuing operating activities	$49,769	$37,777

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(47,224)	$(84,703)
Investment in joint venture	(6,293)	-
Net proceeds from sale of property, plant, and equipment	12,040	-
Net cash used in continuing investing activities	$(41,477)	$(84,703)

FINANCING ACTIVITIES:
Purchase of treasury stock	$(297)	$(3,167)
Proceeds from borrowings	457,352	465,261
Repayments of borrowings	(484,847)	(411,026)
Proceeds from borrowings on Term Loan Credit Facility	417,900	-
Rredemption of notes	(361,992)	-
Premium paid on notes redemption and other fees	(43,078)	-
Debt financing costs	(9,437)	-
Premium paid on re-pricing of Term Loan B and other fees	(4,378)	-
Proceeds from stock options exercised	2,067	-
Noncontrolling interest dividends	(6,748)	-
Net cash provided by / (used in) continuing financing activities	$(33,458)	$51,068

Discontinued operations:
Net cash from discontinued operating activities	$-	$(11,936)
Net cash from discontinued investing activities	15,694	(21,878)
Net cash from discontinued financing activities	-	11,575
Net cash from discontinued operations	$15,694	$(22,239)

Effect of exchange rate changes on continuing cash and cash equivalents	$1,877	$2,083

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(7,595)	$(16,014)

CASH AND CASH EQUIVALENTS:
Beginning of period	$113,943	$134,984

End of period	$106,348	$118,970

Supplemental Cash Flow Information:
Interest paid, net of amounts capitalized	$40,865	$48,674
Income taxes paid	8,036	6,738
Non-cash Activities:
Capital expenditures in liabilities for purchases of property, plant, and equipment	$15,590	$9,907

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended September 30,
	2013		2012
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$219,250	$12,795	$209,848	$17,590
Americas	275,947	35,617	282,279	27,088
Consolidated	$495,197	$48,412	$492,127	$44,678

	Nine Months Ended September 30,
	2013		2012
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$706,253	$56,791	$710,017	$63,275
Americas	878,962	105,902	866,753	90,109
Consolidated	$1,585,215	$162,693	$1,576,770	$153,384

Adjusted EBITDA reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Adjusted EBITDA	$48,412	$44,678	$162,693	$153,384
Restructuring and asset impairment charges, net	(1,575)	(3,186)	(18,906)	(7,953)
Depreciation and amortization	(22,296)	(23,498)	(70,933)	(68,213)
Acquisition costs and other	(335)	(87)	(904)	(273)
Long-term compensation expense	(1,742)	(1,139)	(4,888)	(9,300)
Interest expense, net	(9,127)	(13,172)	(43,477)	(40,418)
Other expense	(7,490)	-	(48,418)	-
Closure of Tower Defense & Aerospace	-	-	(2,835)	-
Provision for income taxes	(1,423)	(3,047)	(8,557)	(17,713)
Equity in loss of joint venture	(208)	-	(373)	-
Loss from discontinued operations, net of tax	-	(2,931)	-	(578)
Net income attributable to noncontrolling interests	(898)	(1,593)	(2,647)	(4,627)
Net income / (loss) attributable to Tower International, Inc.	$3,318	$(3,975)	$(39,245)	$4,309

Free cash flow reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net cash provided by continuing operating activities	$37,967	$7,831	$49,769	$37,777
Cash disbursed for purchases of PP&E, net	(17,032)	13,365	(47,224)	(84,703)
Free cash flow	$20,935	$21,196	$2,545	$(46,926)

Net debt reconciliation	September 30,	December 31,
	2013	2012
Short-term debt and current maturities of capital lease obligations	$69,428	$74,605
Long-term debt, net of current maturities	451,790	411,590
Obligations under capital leases, net of current maturities	10,154	10,783
Total debt	531,372	496,978
Less: cash and cash equivalents	(106,348)	(113,943)
Net debt	$425,024	$383,035

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Expense items included in net income, net of tax:
Cost of sales
Closure of Tower Defense & Aerospace	$-	$-	$(4,414)	$-
Selling, general, and administrative expenses
Incentive compensation related to funding events	-	-	-	(6,128)
Acquisition costs and other	-	-	(327)	-
Restructuring expense
One-time restructuring actions	(425)	-	(1,025)	(1,203)
Plant relocation	-	(1,683)	-	(2,871)
Facility closure	-	-	(3,575)	-
Asset impairment charges	-	(575)	(10,705)	(575)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(1,195)	-	(11,342)	-
Other expense
Premium on redemption of senior secured notes	(2,150)	-	(42,470)	-
Premium and other fees for re-pricing of Term Loan	(4,540)	-	(4,540)	-
Secondary stock offering transaction costs	(800)	-	(800)	-
Breakage of Letter of Credit Facility	-	-	(608)	-
Provision for income taxes
Foreign subsidiary tax audit	2,300	1,087	2,300	1,087
Valuation allowance in Brazil	-	-	-	(6,494)
Discontinued operations
Income from discontinued operations	-	(2,931)	-	(2,931)
Total items included in net income	$(6,810)	$(4,102)	$(77,506)	$(19,115)

Net income / (loss) attributable to Tower International, Inc.	$3,318	$(3,975)	$(39,245)	$4,309

Memo: Average shares outstanding (in thousands)
Basic	20,450	20,247	20,359	20,098
Diluted	21,106	20,247	20,359	20,534

Income / (loss) per common share (GAAP)
Basic	$0.16	$(0.20)	$(1.93)	$0.21
Diluted	0.16	(0.20)	(1.93)	0.21

Diluted adjusted income per share (non-GAAP)*	0.48	0.01	1.83	1.14

* Excludes the certain items shown above. For the three months ended September 30, 2012, diluted share count of 20.4 million was used to calculate diluted adjusted income per share. For the nine months ended September 30, 2013, diluted share count of 20.9 million was used to calculate diluted adjusted income per share.